UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 22, 2015
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

On October 22, 2015, Perrigo Company plc (the “Company”) released earnings for the third calendar quarter of 2015. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The Directors of the Company accept responsibility for the information contained in this document. To the best of their knowledge and belief (having taken all reasonable care to ensure such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

A person interested in 1% or more of any class of relevant securities of the Company or Mylan N.V. may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules.

The earnings release contains certain non-GAAP measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP) in the statements of income, balance sheets or statements of cash flows of the company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for organic sales on a constant currency basis, Cost of sales, Gross profit, Operating expenses, Operating income, Interest expense, net, Other expense, net, Income before income taxes, Income tax expense, Net income, Diluted weighted average shares outstanding, and diluted earnings per share within its earnings release to the most directly comparable U.S. GAAP measures for these non-GAAP measures.

The Company excludes the items listed below in the applicable period when monitoring and evaluating the on-going financial results and trends of its business, and believes that presenting operating results excluding these items is also useful for investors, since it provides important insight into the Company's on-going core business operations on a normalized basis. Management uses adjusted financial data for planning and forecasting in future periods, including trending and analyzing the core operating performance of the Company’s business from period to period without the effect of the non-core business items indicated. Management also uses adjusted financial data to prepare operating budgets and forecasts and to measure the Company’s performance against those budgets and forecasts on a corporate and segment level.

Items excluded from reported results:

Third Calendar Quarter 2014 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	Restructuring charges related to completed business acquisitions and for organizational improvements

•	Acquisition and integration-related charges

•	Equity method investment losses

•	Investment distribution

Third Calendar Quarter 2015 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	Restructuring charges related to completed business acquisitions and for organizational improvements

•	Acquisition and integration-related charges

•	Equity method investment losses

•	Legal and consulting fees related to the Mylan N.V. ('Mylan") defense

•	Losses related to the euro-denominated purchase price of the GSK product portfolio acquisition

Non-GAAP guidance for calendar year 2015 excludes restructuring, and unusual litigation charges, along with costs associated with an unsolicited offer to acquire the Perrigo Company plc by Mylan and costs associated with the initiatives announced in the press release issued by the Company today.  At this time, a reconciliation to GAAP for these measures for calendar year 2015 is impracticable to provide given the uncertainty and potential variability of these items. The unavailable reconciling items could significantly impact the Company's financial results.

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 22, 2015, the Company announced that John T. Hendrickson, formerly Executive Vice President, Global Operations and Supply Chain, was promoted to the position of President, effective immediately. Mr. Hendrickson will report to Joe Papa, who will no longer serve as President of the Company, but will continue to serve as Chairman and CEO.

Mr. Hendrickson, age 53, was named the Company’s Executive Vice President, Global Operations and Supply Chain in March 2007. He served as Executive Vice President and General Manager, Perrigo Consumer Healthcare from August 2003 to August 2007, and served as Executive Vice President of Operations from October 1999 to August 2003.

Mr. Hendrickson has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Hendrickson is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Hendrickson has not entered into any material plan, contract, arrangement or amendment in connection with his appointment as President of the Company.

ITEM 7.01.    Regulation FD Disclosure

On October 22, 2015, the Company issued a press release announcing certain initiatives and a share repurchase plan, which is attached as Exhibit 99.2.

On October 22, 2015, the Company made available an investor presentation in connection with announcing its earnings, certain initiatives and a share repurchase plan, which is attached as Exhibit 99.3.

ITEM 8.01    Other Events

On October 22, 2015, the Company announced that it intends to undertake certain initiatives designed to (i) globalize the Company’s supply chain through global shared service arrangements, (ii) increase operational efficiencies through the streamlining of its organization structure and (iii) commence a strategic alternatives process for certain assets. The Company also announced a $2.0 billion share repurchase plan over three years.

Certain statements in this Current Report on Form 8-K are forward-looking statements. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including future actions that may be taken by Mylan in furtherance of its unsolicited offer; the timing, amount and cost of share repurchases;

and the ability to execute and achieve the desired benefits of announced initiatives. These and other important factors, including those discussed under “Risk Factors” in the Perrigo Company’s Form 10-K for the year ended June 27, 2015, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this Current Report are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Perrigo Company plc on October 22, 2015, furnished solely pursuant to Item 2.02 of Form 8-K.

99.2	Press release, issued by Perrigo Company plc on October 22, 2015, furnished solely pursuant to Item 7.01 of Form 8-K.

99.3	Perrigo Company plc investor presentation, October 2015, furnished solely pursuant to Item 7.01 of Form 8-K.

The information in Items 2.02 and 7.01 of this Current Report and the press releases and the investor presentation included as Exhibits 99.1, 99.2 and 99.3 respectively are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Judy L. Brown
Dated:	October 22, 2015		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

99.1	Press release issued by Perrigo Company plc on October 22, 2015, furnished solely pursuant to Item 2.02 of Form 8-K.

99.2	Press release, issued by Perrigo Company plc on October 22, 2015, furnished solely pursuant to Item 7.01 of Form 8-K.

99.3	Perrigo Company plc investor presentation, October 2015, furnished solely pursuant to Item 7.01 of Form 8-K.